SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 3, 1997
                   ----------------------------------------
                        (Date of earliest event reported)



                             BankAmerica Corporation
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                          1-7377                  94-1681731
-----------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                        94104
-----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



                           415-622-3530
        ------------------------------------------------------
         (Registrant's telephone number, including area code)


4127192

      Item 5.     Other Events.
                  -------------

            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated February 3, 1997 titled "BankAmerica Board Extends Stock Repurchase Program, Increases Common Stock Dividend, Approves Premium Price Stock Option Plan."



      Item 7.    Financial Statements, Pro Forma
                 Financial Information and Exhibits.
                 -----------------------------------

      /a/        Financial Statements of Businesses Acquired
                 Not applicable.

      /b/        Pro Forma Financial Information
                 Not applicable.

      /c/        Exhibits


Exhibit
Number      Description
-------     -----------
  99        BankAmerica Corporation press release dated
            February 3, 1997 titled "BankAmerica Board
            Extends Stock Repurchase Program, Increases
            Common Stock Dividend, Approves Premium Price
            Stock Option Plan."
























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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        BANKAMERICA CORPORATION
                        -----------------------
                              (Registrant)



Date:  February 3, 1997
                                     By /s/ JOHN J. HIGGINS
                                        -----------------------------
                                        John J. Higgins
                                        Executive Vice President
                                           and Chief Accounting Officer
































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